UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2015

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	1-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa		50309-3023
(Address of principal executive offices)		(Zip Code)

(515) 284-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Meredith Corporation (the "Company") held its Annual Meeting on November 11, 2015. The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1. Election of Directors.
The Company's shareholders elected three persons nominated as Class II directors of the Company as set forth below:

Nominees	For *	Withhold	Broker Non-Votes
Class II
Donald C. Berg	93,411,703	867,592	2,794,225
Frederick B. Henry	73,475,042	20,804,253	2,794,225
Joel W. Johnson	91,777,065	2,502,230	2,794,225
* As specified on the proxy card, if no vote For or Withhold was specified, the shares were voted For the election of the named director.

Proposal 2. The Company's shareholders voted to approve, on an advisory basis, the executive compensation program for the Company's named executive officers as described in the proxy statement.

For	Against	Abstain	Broker Non-Votes
72,897,568	21,252,966	128,761	2,794,225

Proposal 3. The Company's shareholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company for the fiscal year ending June 30, 2016.

For	Against	Abstain	Broker Non-Votes
96,470,352	578,330	24,838	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEREDITH CORPORATION Registrant

/s/ John S. Zieser
John S. Zieser Chief Development Officer, General Counsel and Secretary

Date:	November 13, 2015